MIP1, MIP2 AND MIP3 RSU RESTRICTED STOCK UNIT AWARD AGREEMENT Corporation: Louisiana-Pacific Corporation, a Delaware corporation (inclusive of any relevant Subsidiaries, “Corporation”) Awardee: [Employee name] (“Participant”) Plan: Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan (the “Plan”) Award: [XXX] Share units, each having a value equal to one Share (“Restricted Stock Units”) Grant Date: __________ ___, 20___ (“Grant Date”) Corporation and Participant agree as follows: 1. Defined Terms. Capitalized terms used but not otherwise defined in this Restricted Stock Unit Award Agreement (the “Agreement”) have the meanings given them in the Plan. 2. Grant of Restricted Stock Units. As of the Grant Date, Corporation has granted to Participant the Restricted Stock Units (which Award is a grant of “Restricted Stock Units” under the Plan). Each Restricted Stock Unit represents the right of Participant to receive one Share subject to and upon the terms and conditions of this Agreement and the Plan. 3. Acknowledgment. Participant acknowledges that the Restricted Stock Units are subject to the terms and conditions set forth in this Agreement and in the Plan. 4. Vesting of Restricted Stock Units. (a) Except as otherwise provided herein, one-third (1/3) of the Restricted Stock Units will vest and become nonforfeitable and payable to Participant pursuant to Section 5 hereof on each of the first three (3) anniversaries of the Grant Date (each such anniversary, the applicable “Vesting Date”), conditioned upon Participant’s continuous Service Relationship with Corporation through the applicable Vesting Date. Except as otherwise provided in this Section 4, any Restricted Stock Units that have not so vested and become nonforfeitable as of Participant’s

Page 2 Termination shall be forfeited if Participant’s Service Relationship with Corporation terminates prior to the applicable Vesting Date. (b) Notwithstanding Section 4(a) above, if in connection with a Change of Control, the Successor does not assume the Restricted Stock Units, then all Restricted Stock Units that have not previously vested or been forfeited shall vest and become nonforfeitable as of immediately prior to the Change of Control and payable to Participant pursuant to Section 5 hereof. Notwithstanding Section 4(a) above, if in connection with a Change of Control, the Successor assumes or substitutes an equivalent award for the Restricted Stock Units, the provisions of Section 6.7(a) of the Plan shall govern; provided, that in the event Participant’s Service Relationship with the Successor is Terminated by Participant for Good Reason, the Restricted Stock Units shall become vested and nonforfeitable only if Participant is a party to an employment or other agreement with Corporation that provides rights to Participant upon a Termination for Good Reason. (c) Notwithstanding Section 4(a) above, in the event of Participant’s Retirement (as defined below) prior to the last Vesting Date, (i) if Participant’s Retirement is effective prior to the first anniversary of the Grant Date, then the number of Restricted Stock Units that shall vest and become nonforfeitable as of the date of Participant’s Retirement and payable to Participant pursuant to Section 5 hereof shall equal the product of (A) the total number of Restricted Stock Units subject to this Agreement (to the extent such Restricted Stock Units have not previously vested or been forfeited), multiplied by (B) a fraction (in no case greater than one), the numerator of which is the number of calendar days from (and including) the Grant Date through (and including) the effective date of Participant’s Retirement, and the denominator of which is 365, or (ii) if Participant’s Retirement is effective on or after the first anniversary of the Grant

Page 3 Date, then all Restricted Stock Units that have not previously vested or been forfeited shall vest and become nonforfeitable as of the date of Participant’s Retirement and payable to Participant pursuant to Section 5 hereof. (d) Notwithstanding Section 4(a) above, if Participant experiences a Termination because of Participant’s death or Disability during the period between the Grant Date and the last Vesting Date, then all Restricted Stock Units that previously have not become nonforfeitable nor been forfeited shall become nonforfeitable as of the date Participant is Terminated and payable to Participant pursuant to Section 5 hereof. (e) For purposes of this Agreement, notwithstanding the Plan: (i) “Retirement” means Participant’s voluntary Termination with Corporation or a Successor if the Rule of 70 is satisfied. (ii) “Rule of 70” means, and is deemed satisfied if, as of the date of determination, the sum of (A) Participant’s age, and (B) the number of Participant’s years of continuous service to Corporation and/or the Successor, equals or exceeds seventy (70). For purposes of determining whether the “Rule of 70” has been satisfied, only completed years of service shall be counted as service years. 5. Form and Time of Payment of Restricted Stock Units. (a) Payment for the Restricted Stock Units, after and to the extent they have vested and become nonforfeitable, shall be made in the form of Shares. Except as provided in Section 5(b), such payment shall be made within 10 days following the date that the Restricted Stock Units become vested and nonforfeitable pursuant to Section 4 hereof.

Page 4 (b) Notwithstanding anything herein to the contrary, if the Restricted Stock Units constitute a “deferral of compensation” within the meaning of Section 409A of the Code and become payable on Participant’s “separation from service” with Corporation within the meaning of Section 409A(a)(2)(A)(i) of the Code and Participant is a “specified employee” as determined pursuant to procedures adopted by Corporation in compliance with Section 409A of the Code, then, to the extent necessary to comply with Section 409A of the Code, the payment for the Restricted Stock Units shall be made on the earlier of the first day of the seventh month after the date of Participant’s “separation from service” with Corporation within the meaning of Section 409A(a)(2)(A)(i) of the Code or Participant’s death. (c) Except to the extent provided by Section 409A of the Code and permitted by the Administrator, no Shares may be issued to Participant pursuant to this Award at a time earlier than otherwise expressly provided in this Agreement. (d) Corporation’s obligations to Participant with respect to the Restricted Stock Units will be satisfied in full upon the issuance of Shares corresponding to such Restricted Stock Units or the earlier forfeiture of the Restricted Stock Units by Participant. 6. Restrictions on Transfer. Subject to Section 6.6(a) of the Plan, until payment is made to Participant as provided herein, Participant may not sell, assign, pledge, transfer, encumber or otherwise dispose of the Restricted Stock Units. 7. Dividend, Voting and Other Rights. Participant will not have any rights as a stockholder with respect to the Restricted Stock Units until the time Shares have been issued in settlement of the Restricted Stock Units as described in Section 5. From and after the Grant Date and until the time when the Restricted Stock Units are paid in accordance with Section 5, to the extent the Restricted Stock Units have not yet been forfeited by Participant, on the ex-dividend

Page 5 date with respect to any cash dividend (if any) to holders of Shares generally, Participant shall be credited with additional Restricted Stock Units approximately equal in value, as determined by the Administrator, to the aggregate distribution to which Participant would have been entitled with respect to a number of Shares equal to the number of Restricted Stock Units held by Participant pursuant to this Agreement. Any Restricted Stock Units credited pursuant to the immediately preceding sentence shall be subject to the same applicable terms and conditions (including vesting, payment and forfeiture) as apply to the Restricted Stock Units with respect to which they were credited, and such amounts shall be paid in Shares at the same time as the Restricted Stock Units to which they relate. 8. Tax Withholding. Corporation will have the right to deduct from any settlement of the Restricted Stock Units any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Administrator to satisfy all obligations for the payment of such taxes. Participant must make arrangements satisfactory to the Administrator for the satisfaction of any such withholding tax obligations. Corporation will not be required to make any payment on account of the Restricted Stock Units until such obligations are satisfied. Unless otherwise determined by the Administrator, such withholding requirement shall be satisfied by retention by Corporation of a portion of the Shares to be delivered to Participant, and the Shares so retained shall be credited against such withholding requirement at the Fair Market Value per Share of such Shares on the date of such delivery. In no event will the Fair Market Value of the Shares withheld pursuant to this Section 8 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld by applying the maximum statutory rates.

Page 6 9. Miscellaneous. (a) Compliance with Law. Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of the Plan and this Agreement, Corporation shall not be obligated to issue any Shares pursuant to this Agreement if the issuance thereof would result in a violation of any such law. (b) Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code. This Agreement and the Plan shall be administered in a manner consistent with this intent, and any provision that would cause this Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force or effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by Corporation without the consent of Participant). Corporation has no duty or obligation to minimize the tax consequences of this Award to Participant and will not be liable to Participant for any adverse tax consequences to Participant in connection with the Restricted Stock Units. Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the Restricted Stock Units (including any taxes and penalties under Section 409A of the Code), and Corporation shall not have any obligation to indemnify or otherwise hold Participant harmless from any of such taxes or penalties. As a condition to accepting this Award of Restricted Stock Units, Participant agrees to not make any claim against Corporation, or any of its officers, Employees, Directors, Subsidiaries, and Affiliates related to tax liabilities arising from this Award or other compensation received from Corporation.

Page 7 (c) Interpretation. Any reference in this Agreement to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. (d) No Employment Rights. The grant of the Restricted Stock Units under this Agreement to Participant is a voluntary, discretionary award being made on a one-time basis and it does not constitute a commitment to make any future awards. The grant of the Restricted Stock Units and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained in this Agreement shall confer upon Participant any right to be employed or remain employed by Corporation, nor limit or affect in any manner the right of Corporation to terminate the employment or adjust the compensation of Participant. (e) Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan shall not be taken into account in determining any benefits to which Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by Corporation and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of Corporation. (f) Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that (i) no amendment shall adversely affect the rights of Participant under this Agreement without Participant’s written consent, and (ii) Participant’s consent shall not be

Page 8 required to an amendment that is deemed necessary by Corporation to ensure compliance with Section 409A of the Code or Section 10D of the Exchange Act. (g) Adjustments. The Restricted Stock Units and the number of Shares issuable for the Restricted Stock Units and the other terms and conditions of the Award evidenced by this Agreement are subject to adjustment as provided in Article 12 of the Plan. (h) Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable. (i) Relation to Plan; Repayment Obligation. (i) This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Administrator acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein or in the Plan, have the right to determine any questions which arise in connection with this Agreement. (ii) Notwithstanding anything in this Agreement to the contrary, Participant acknowledges and agrees that this Agreement and the Award described herein (and any settlement thereof) shall be subject to (A) the Corporation’s recoupment policy, as may be in effect from time to time (the “Compensation Recovery Policy”), and (B) the recoupment obligations described in the Compensation Recovery Policy.

Page 9 (j) Relation to Severance or Similar Agreements. In the event of any inconsistency between the provisions of this Agreement and any severance agreement, employment agreement or other similar written agreement then in effect between Participant, on the one hand, and Corporation or the Successor, on the other hand (the “Severance Agreement”), the terms of the Severance Agreement will control. (k) Successors and Assigns. Without limiting the provisions of this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Participant, and the successors and assigns of Corporation. (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement. (m) Acknowledgement. Participant acknowledges that (i) a copy of the Plan has been made available to Participant, (ii) Participant has had an opportunity to review the terms of this Agreement and the Plan, (iii) Participant understands the terms and conditions of this Agreement and the Plan and (iv) Participant agrees to such terms and conditions. (n) Electronic Delivery. Corporation may, in its sole discretion, deliver any documents related to the Restricted Stock Units and Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on- line or electronic system established and maintained by Corporation or another third party designated by Corporation.

Page 10 [signature page follows]

Page 11 IN WITNESS WHEREOF, Corporation has caused this Agreement to be executed on its behalf by its duly authorized officer and Participant has executed this Agreement, effective as of _________, ___, 20__. Corporation: LOUISIANA-PACIFIC CORPORATION _____________________________________ By: [officer name] Its: [officer title] Participant: [Participant name] 37225039.6